Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2020
Unpaid Loss and Loss Adjustment Expense
Deferred Acquisition Costs

8. Deferred Acquisition Costs

Deferred acquisition costs consist primarily of commissions, premium taxes and other acquisition costs incurred that are directly related to the successful acquisition of business written on a direct basis. The amortization of deferred acquisition costs is included in other insurance expense in the consolidated statements of operations and comprehensive loss. The following table presents the policy acquisition costs deferred and amortized ($ in millions):

	December 31,
	2020	2019
Deferred Acquisition Costs
Balance, January 1	$1.8	$0.6
Add:
Premium taxes and other acquisition costs	5.8	3.2
Direct commissions	0.8	0.1
Less:
Amortization of net deferred acquisition costs	(4.9)	(2.1)
Balance, December 31	$3.5	$1.8

Other Insurance Expense
Amortization of net deferred acquisition costs	$4.9	$2.1
Period costs	9.5	7.5
Total other insurance expense	$14.4	$9.6